UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 31, 2007 (December 21, 2007)
Date of Report (Date of earliest event reported)

AFTERSOFT GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27083	84-1108035
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Regus House, Herons Way Chester Business Park
Chester CH4 9QR
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 011 44 1244 893 138

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits) that are not purely historical facts, including statements regarding Aftersoft Group, Inc.’s beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products and services in a timely fashion, market acceptance of new products and services, cost increases, price and product competition, availability of qualified professional personnel, development of new third-party products and services that render Aftersoft Group, Inc.’s products or services obsolete, and litigation. Risk factors, cautionary statements and other conditions which could cause Aftersoft Group, Inc.'s actual results to differ from management's current expectations are contained in Aftersoft Group, Inc.'s filings with the Securities and Exchange Commission. Aftersoft Group, Inc. undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 1.01.	Entry into a Material Definitive Agreement.

Revolving Credit and Term Loan Agreement

On December 21, 2007, Aftersoft Group, Inc. (“we,” “our,” “us,” or the “Company”) entered into a Revolving Credit and Term Loan Agreement (the “Loan Agreement”) with ComVest Capital LLC (“ComVest”), as lender, pursuant to which ComVest agreed to extend to us a secured revolving Credit Facility and a Term Loan. The Loan Agreement and other agreements entered into on December 21, 2007 are summarized below. Prior to the entry into these agreements, there was no material relationship between the Company and ComVest, other than with respect to the material agreements described herein.

Credit Facility and Revolving Credit Note. Pursuant to the terms of the Loan Agreement, the Credit Facility is available to us from December 21, 2007 (the “Closing Date”), through November 30, 2009, unless the maturity date is extended, or we prepay the Term Loan (described below) in full, in each case in accordance with the terms of the Loan Agreement. The Credit Facility provides for borrowing capacity of an amount up to (at any time outstanding) the lesser of the Borrowing Base at the time of each advance under the Credit Facility, or $1,000,000. The borrowing base at any time will be an amount determined in accordance with a borrowing base report we are required to provide to the lender, based upon our Eligible Accounts and Eligible Inventory, as such terms are defined in the Loan Agreement. The Loan Agreement contains customary affirmative and negative covenants, including maximum limits for capital expenditures per fiscal year, and ratios for liquidity.

In connection with the Credit Facility, we issued a Revolving Credit Note (the “Credit Note”) payable to ComVest in the principal amount of $1,000,000, bearing interest at a rate per annum equal to the greater of (a) the prime rate, as announced by Citibank, N.A. from time to time, plus two percent

(2%), or (b) nine and one-half percent (9.5%). The applicable interest rate will be increased by four hundred (400) basis points during the continuance of any event of default under the Loan Agreement. Interest will be computed on the daily unpaid principal balance and is payable monthly in arrears on the first day of each calendar month commencing January 1, 2008. Interest is also payable upon maturity or acceleration of the Credit Note.

We have the right to prepay all or a portion of the principal balance on the Credit Note at any time, upon written notice, with no penalty. The Credit Note is secured pursuant to the provisions of certain Security Documents, which are further described below.

We may, at our option, and provided that the maturity date of the Credit Facility has not been accelerated due to our prepayment in full of the Term Loan, elect to extend the Credit Facility for one additional year, through November 30, 2010, upon written notice to ComVest, provided that no default or event of default have occurred and are continuing at that time. We also have the option to terminate the Credit Facility at any time upon five business days’ prior written notice, and upon payment to ComVest of all outstanding principal and accrued interest of the advances on the Credit Facility, and prorated accrued commitment fees. The Credit Facility commitment also terminates, and all obligations become immediately due and payable, upon the consummation of a Sale, which is defined in the Loan Agreement as certain changes of control or sale or transfers of a material portion of our assets.

Term Loan and Convertible Term Note. Pursuant to the terms of the Loan Agreement, ComVest extended to us a Term Loan in the principal amount of $5,000,000, on the Closing Date. The Term Loan is a one-time loan, and unlike the Credit Facility, the principal amount is not available for re-borrowing.

The Term Loan is evidenced by a Convertible Term Note (the “Term Note”) issued by the Company on the Closing Date, and payable to ComVest in the principal amount of $5,000,000. The Term Note bears interest at a rate of eleven percent (11%) per annum, except that during the continuance of any event of default, the interest rate will be increased to sixteen percent (16%).

The Term Note is repayable in 23 equal monthly installments of $208,333.33 each, payable on first day of each calendar month commencing January 1, 2009, through November 1, 2010, with the balance due on November 30, 2010.

We have the option to prepay the principal balance of the Term Note in whole or in part, at any time, upon 15 days’ prior written notice. We will be required to prepay the Term Loan in whole or part under certain circumstances. In the event that we prepay all or a portion of the Term Loan, we will ordinarily pay a prepayment premium in an amount equal to (i) three percent (3%) of the principal amount being prepaid if such prepayment is made or is required to be made on or prior to the second anniversary of the Closing Date, and (ii) one percent (1%) of the principal amount being prepaid if such prepayment is made or is required to be made subsequent to the second anniversary of the Closing Date.

The principal and interest payable on the Term Note is convertible into shares of our common stock, $.0001 par value per share (our “Common Stock”) at the option of ComVest, at an initial conversion price of $1.50 per share. In addition, we may require conversion of the principal and interest under certain circumstances.

The number of shares issuable upon conversion of the Term Note (the “Conversion Shares”), and/or the conversion price, may be proportionately adjusted in the event of any stock dividend, distribution, stock split, stock combination, stock consolidation, recapitalization or reclassification or similar transaction. In addition, the number of Conversion Shares, and/or the conversion price may be adjusted in the event of certain sales or issuances of shares of our Common Stock, or securities entitling any person to acquire shares of our Common Stock, at any time while the Term Note is outstanding, at an affective price per share which is less than the then-effective conversion price of the Term Note.

We agreed to pay a closing fee of $100,000 in connection with the Term Loan. In connection with the Credit Facility, we have agreed to pay an annual commitment fee of $15,000, on December 1 of each year, commencing December 1, 2008, and on any termination date (pro-rated, if applicable), that the Credit Facility is in effect, as well as a collateral monitoring and administrative fee of $1,500 per month.

The expenses of this financing were approximately $541,500, which included a finder’s fee of $250,000, lender fees of $116,500 and professional and due diligence fees of approximately $175,000. The net proceeds to the Company were approximately $4,458,500.

We intend to use the proceeds of the Credit Facility and the Term Loan for working capital and other general corporate purposes.

The foregoing summary of the terms of the Loan Agreement, the Credit Note and the Term Note is qualified in its entirety by reference to the complete Loan Agreement, the Credit Note and the Term Note, copies of which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference.

Security Documents

Our obligations under the Loan Agreement are secured by certain Security Documents:

Collateral Agreement. Our promise to repay the Loans and to fulfill our other obligations pursuant to the Loan Agreement are secured by a first priority lien on substantially all of our assets pursuant to the Collateral Agreement among our Company, each of our wholly owned subsidiaries, and ComVest.

Guaranty Agreement. Our subsidiaries have also jointly and severally guaranteed the payment and performance of our obligations under the Loan Agreement, pursuant to the Guaranty Agreement among our Company, our subsidiaries and ComVest. Each of these agreements contains customary events of default and acceleration of payment obligation provisions.

Validity Guaranties. Each of Ian Warwick, our Chief Executive Officer, Charles Trapp, our Chief Financial Officer and Simon Chadwick, our Chief Operating Officer, as a principal executive officer of the Company (each, a “Principal”), have executed and delivered to ComVest a Validity Guaranty for the benefit of ComVest. The obligation of each Principal to compensate ComVest for any loss covered by the Validity Guaranty is capped at $1,000,000, plus attorney’s fees and expenses.

The foregoing summary of the terms of the Security Documents is qualified in its entirety by reference to the complete Collateral Agreement, Guaranty Agreement and Form of Validity Agreement, copies of which are attached hereto as Exhibits 10.4, 10.5 and 10.6, respectively, and are incorporated herein by reference.

Warrants

In connection with the Loan Agreement, we issued warrants to ComVest to purchase the following amounts of shares of our Common Stock, exercisable after the Closing Date and expiring December 31, 3013: a) Warrant to purchase 1,000,000 shares of our Common Stock at an exercise price of $0.3125 per share; b) Warrant to purchase 2,000,000 shares of our Common Stock at an exercise price of $0.39 per share; and c) Warrant to purchase 2,083,333 shares of our Common Stock at an exercise price of $0.3625 per share; (each, a “Warrant,”) (the 4,083,333 shares collectively issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares”).   The Warrants also contain a cashless exercise feature.

The number of shares issuable upon exercise of the Warrants, and/or the applicable exercise prices, may be proportionately adjusted in the event of any stock dividend, distribution, stock split, stock combination, stock consolidation, recapitalization or reclassification or similar transaction. In addition, the number of shares issuable upon exercise of the Warrants, and/or the applicable exercise prices may be adjusted in the event of certain issuances of shares of our Common Stock, or securities entitling any person to acquire shares of our Common Stock, at any time while the Warrants are outstanding, at an affective price per share which is less than the then-effective exercise prices of the Warrants.

The foregoing summary of the terms of the Warrants is qualified in its entirety by reference to the complete Warrants, copies of which are attached hereto as Exhibits 10.7, 10.8 and 10.9, respectively, and are incorporated herein by reference.

Registration Rights

The Company granted certain registration rights to ComVest with respect to the Conversion Shares and the Warrant Shares. Pursuant to a Registration Rights Agreement (the “Registration Rights Agreement”) between the Company and ComVest, we are obligated to prepare and file a registration statement with the SEC within 60 days after the first date on which filing thereof is permitted by the SEC following the effectiveness of the registration statement in respect of the Common Stock held by Auto Data Network, Inc., our parent company (with respect to which we are currently “in registration” on a registration statement covering the shares of our Common Stock currently held by Auto Data Network, Inc. which will be distributed to Auto Data Network, Inc.’s shareholders upon effectiveness of such registration statement), or if such registration statement is not declared effective by May 1, 2008, then we are obligated to prepare and file the registration statement relating to the Conversion Shares and the Warrant Shares not later than June 30, 2008. We are also obligated to use our best efforts to cause the registration statement to become effective as promptly as possible, but not later than 150 days, after filing.

We are also obligated to file as promptly as permitted by the SEC one or more additional registration statements necessary to cover the resale of the Conversion Shares and the Warrant Shares in the event that the SEC limits the number of shares which may be included in the initial registration statement, and use our best efforts to cause such additional registration statement(s) to become effective as promptly as possible, but not later than 90 days, after filing.

Under certain circumstances, in the event of our failure to file the registration statement(s) or the registration statement(s) is or are not declared effective within the time frames set forth in the Registration Rights Agreement, we will be obligated to pay to the holders of the Term Note and Warrants, ratably based on the number of shares owned by such holders, a cash fee of $500 per day that such filing or effectiveness is late, up to a maximum aggregate fee of $500,000.

We have also granted certain piggyback registration rights to the holder(s) of the securities underlying the Term Note and Warrants.

The foregoing summary of the terms of the Registration Rights Agreement is qualified in its entirety by reference to the complete Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.10, and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03.

Item 3.02.	Unregistered Sales of Equity Securities.

On December 21, 2007, the Company issued a Term Note and Warrants to ComVest. The holder of the Term Note may, upon the terms and subject to the conditions set forth in the Term Note, convert the Term Notes into shares of our Common Stock. The holder of the Warrants may, upon payment of the exercise price and upon the terms and subject to the conditions set forth in the Warrants, purchase shares of our Common Stock. A more detailed description of the Term Note and Warrants pursuant to which these securities were issued is included in Item 1.01 of this Current Report and is incorporated by reference into this Item 3.02.

The offering of the Credit Note, the Term Note and the Warrants was not registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemptions from the registration requirements of the Securities Act set forth in Section 4(2) thereof and/or Rule 506 of Regulation D promulgated thereunder. In this regard, the Company relied on the representations of ComVest contained in the Warrants.

Item 8.01.	Other Events.

On December 31, 2007, the Company issued a press release announcing that it had closed under the Loan Agreement described above in this Current Report. A copy of the press release is attached as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.
(b)	Not applicable.
(c)	Not applicable.
(d)	Exhibits.

Exhibit No.	Description
10.1	Revolving Credit and Term Loan Agreement dated as of December 21, 2007, by and between ComVest Capital LLC, as Lender, and Aftersoft Group, Inc., as Borrower.
10.2	Revolving Credit Note dated December 21, 2007 in the principal amount of $1,000,000.
10.3	Convertible Term Note dated December 21, 2007 in the principal amount of $5,000,000.
10.4
Collateral Agreement dated as of December 21, 2007 by and among Aftersoft Group, Inc., Aftersoft Network, N.A. Inc., MAM Software Ltd., Aftersoft Group (UK) Ltd., AFS Warehouse Distribution Management, Inc., AFS Tire Management, Inc. and AFS Autoservice Inc., and ComVest Capital LLC.

10.5
Guaranty Agreement dated December 21, 2007 by Aftersoft Network, N.A. Inc., MAM Software Ltd., Aftersoft Group (UK) Ltd., AFS Warehouse Distribution Management, Inc., AFS Tire Management, Inc. and AFS Autoservice Inc., in favor of ComVest Capital LLC.

10.6	Form of Validity Guaranty.
10.7	Warrant to Purchase 1,000,000 Shares of Common Stock.
10.8	Warrant to Purchase 2,000,000 Shares of Common Stock.
10.9	Warrant to Purchase 2,083,333 Shares of Common Stock.
10.10	Registration Rights Agreement dated as of December 21, 2007 by Aftersoft Group, Inc. for the benefit of the holders.
99.1	Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 31, 2007		AFTERSOFT GROUP, INC.

	By:	/s/ Ian Warwick
Name: Ian Warwick Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Revolving Credit and Term Loan Agreement dated as of December 21, 2007, by and between ComVest Capital LLC, as Lender, and Aftersoft Group, Inc., as Borrower.
10.2	Revolving Credit Note dated December 21, 2007 in the principal amount of $1,000,000.
10.3	Convertible Term Note dated December 21, 2007 in the principal amount of $5,000,000.
10.4
Collateral Agreement dated as of December 21, 2007 by and among Aftersoft Group, Inc., Aftersoft Network, N.A. Inc., MAM Software Ltd., Aftersoft Group (UK) Ltd., AFS Warehouse Distribution Management, Inc., AFS Tire Management, Inc. and AFS Autoservice Inc., and ComVest Capital LLC.

10.5
Guaranty Agreement dated December 21, 2007 by Aftersoft Network, N.A. Inc., MAM Software Ltd., Aftersoft Group (UK) Ltd., AFS Warehouse Distribution Management, Inc., AFS Tire Management, Inc. and AFS Autoservice Inc., in favor of ComVest Capital LLC.

10.6	Form of Validity Guaranty.
10.7	Warrant to Purchase 1,000,000 Shares of Common Stock.
10.8	Warrant to Purchase 2,000,000 Shares of Common Stock.
10.9	Warrant to Purchase 2,083,333 Shares of Common Stock.
10.10	Registration Rights Agreement dated as of December 21, 2007 by Aftersoft Group, Inc. for the benefit of the holders.
99.1	Press Release